UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2003

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22239	33-0711569
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18872 MacArthur Boulevard Irvine, California	92612-1400
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (949) 225-4500

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated October 23, 2003.
99.2	Transcript of Conference Call by Autobytel Inc., dated October 23, 2003, complementary to the press release announcing financial results for the quarter ended September 30, 2003.

Item 12.	Results of Operations and Financial Condition

On October 23, 2003, Autobytel Inc., a Delaware corporation (“Autobytel”), announced its financial results for the quarter ended September 30, 2003. A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein. In conjunction therewith, Autobytel also held a telephone conference call that was webcast on that date. A transcript of such call is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The press release and transcript furnished as exhibits to this report include “safe harbor” language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Autobytel’s business contained in the press release and/or transcript are “forward-looking” rather than “historic.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Autobytel Inc.

Date:	October 28, 2003	By:	/s/ Hoshi Printer

Hoshi Printer Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 23, 2003

99.2	Transcript of Conference Call by Autobytel Inc., dated October 23, 2003, complementary to the press release announcing financial results for the quarter ended September 30, 2003.

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